UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 27, 2011

Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of Incorporation)	(IRS Employer Identification Number)
26525 North Riverwoods Boulevard Mettawa, Illinois	60045
(Address of principal executive offices)	(Zip Code)

(224) 544-2000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
Signature
EX-99.01
EX-99.02
EX-99.03

Item 8.01 Other Events

On May 11, 2011, HSBC Finance Corporation (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the “March 2011 Form 10-Q”) with the Securities and Exchange Commission (“SEC”). In the March 2011 Form 10-Q, the Company presented updated business segment disclosures as discussed more fully below. HSBC Finance Corporation may also be referred to in this Form 8-K as “we,” “us,” or “our.”

The supplemental information included in this Form 8-K provides changes to prior disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “2010 Form 10-K”) related to segment results as contained in Note 24, “Business Segments” of the audited consolidated financial statements as well as in Part II, Item 7., “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The supplemental information should be read in conjunction with the 2010 Form 10-K, which was filed with the SEC on February 28, 2011.

SEGMENT CHANGES

During 2010, changes were made to the management structure within HSBC North America which resulted in the alignment of our Management to be focused on the legal entity results of our business operations. During the first quarter of 2011, we re-evaluated and made changes to the financial information used to manage our business, including the scope and content of the financial data being reported to our Management, consistent with this more legal entity focus of our Management. As a result, beginning in the first quarter of 2011, our operating results are now monitored and reviewed and trends are evaluated on a legal entity basis in accordance with IFRSs (“IFRS Basis”), which is the basis on which we report results to our parent, HSBC Holdings plc. However we continue to monitor capital adequacy, establish dividend policy and report to regulatory agencies on a U.S. GAAP basis.

Prior to the first quarter of 2011, we reported our results on an IFRS Management Basis which were IFRSs results which assumed that the General Motors and Union Plus credit card portfolios, the private label card portfolio and the real estate secured receivables which had been transferred to HSBC Bank USA, National Association had not been sold and remained on our balance sheet and the revenues and expenses related to these receivables remained in our income statement.

As a result of the changes discussed above, beginning in the first quarter of 2011 and going forward, the Company changed the composition of segment profit (loss) from an IFRS Management Basis of reporting to an IFRS Basis of reporting in order to align with its revised internal reporting structure. Segment financial information has been restated for all periods presented to reflect this new segmentation. There have been no other changes in the basis of the Company’s segmentation or measurement of segment profit as compared with the presentation in the 2010 Form 10-K.

* * * * * * * * * * * * * * * *

Attached hereto as Exhibit 99.01 and incorporated by reference herein are updated historical consolidated financial statements of HSBC Finance Corporation which reflect the updated business segment disclosures. Also attached hereto as Exhibit 99.02 and incorporated by reference herein are updated historical segment results included in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in the 2010 Form 10-K. The historical consolidated financial statements and segment disclosures included in Exhibit 99.01 and Exhibit 99.02, respectively, shall serve as the historical consolidated financial statements and segment disclosures of HSBC Finance Corporation for existing and future filings made pursuant to the Securities Act of 1933, as amended, until the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

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Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

99.01	Historical audited consolidated financial statements of HSBC Finance Corporation, reflecting the change in segment composition. Also included is the Report of Independent Registered Public Accounting Firm dated February 28, 2011, except as to Note 24, which is dated as of May 27, 2011.
99.02	Historical segment results of HSBC Finance Corporation included in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, reflecting the change in segment composition.
99.03	Consent of KPMG LLP.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION
(Registrant)

By:	/s/ MIKE A. REEVES
Mike A. Reeves
Executive Vice President
and Chief Financial Officer

Dated: May 27, 2011

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